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                           THE ARMADA ADVANTAGE FUND

     SUPPLEMENT DATED OCTOBER 1, 2003 TO THE PROSPECTUS DATED MAY 1, 2003.

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
                                  PROSPECTUS.

On February 28, 2003, the Board of Trustees of The Armada Advantage Fund (the "Trust") approved a Plan of Liquidation to effect the liquidation of each portfolio of the Trust and to terminate the Trust (the "Liquidation"). The Board of Trustees approved the Liquidation because of declining asset levels and increasing expense ratios for the portfolios. Shareholders of the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund and Armada Advantage Bond Fund (the "Portfolios") will be asked to consider and approve the Liquidation at a Special Meeting of the shareholders of the Portfolios to be held on or around November 24, 2003 (the "Special Meeting"). If you are a shareholder of record of the Portfolios as of October 15, 2003 (the "Record Date"), you will be eligible to vote at the Special Meeting. If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the Liquidation. If the Liquidation is approved by shareholders, the Trust expects to complete the Liquidation on or around December 4, 2003.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ARM-SU-030-0100